EATON VANCE INSTITUTIONAL EMERGING MARKETS LOCAL DEBT FUND
Supplement to Statement of Additional Information (“SAI”) dated December 1, 2013

1.

The following changes are effective January 1, 2014:

a.

The following is added to the table under “Management and Organization” under “Noninterested Director”:

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Director(1)	Other Directorships Held During Last Five Years(2)
VALERIE A. MOSLEY 1960	Director	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	186	None

b.

The following is added as the eleventh paragraph in the paragraphs below the tables under “Fund Management” in “Management and Organization”:

Valerie A. Mosley.  Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014.  She currently owns and manages a consulting and investment firm, Valmo Ventures.  From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist.  Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990.  Ms. Mosley is a trustee or board member of several major non-profit organizations and endowments, including Wheelock College’s endowment, Mass Ventures, a quasi-public early-stage investment corporation active in Massachusetts, and the Federal Reserve Bank of Boston’s Advisory Board for Diversity.

c.

The following replaces the first sentence of the paragraph describing the Governance Committee under “Fund Management in “Management and Organization”:

Messrs. Freedman (Chair), Eston, Park, Pearlman and Verni, and Mmes. Mosley, Peters, Stout and Taggart are members of the Governance Committee.

d.

The following replaces the first sentence of the paragraph describing the Contract Review Committee under “Fund Management in “Management and Organization”:

Messrs. Verni (Chair), Eston, Freedman and Park, and Mmes. Mosley, Peters and Taggart are members of the Contract Review Committee.

e.

The following replaces the first sentence of the paragraph describing the Portfolio Management Committee under “Fund Management in “Management and Organization”:

Mmes. Peters and Taggart (Co-Chairs) and Mosley and Mr. Freedman are members of the Portfolio Management Committee.

f.

Payson F. Swaffield becomes the President of Eaton Vance Municipals Trust, Eaton Vance Municipals Trust II and Eaton Vance Investment Trust.

2.

Benjamin C. Esty resigned as a Noninterested Director effective December 31, 2013.

December 23, 2013